UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2009

TEXTRON INC.

 (Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island  02903
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On April 28, 2009, Textron Inc. (“Textron”) issued a press release announcing its financial results for the fiscal quarter ended April 4, 2009.  This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding Textron’s financial condition and results of operations is included as an attachment to the press release attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

Exhibit
Number                          Description

99.1                                Press release dated April 28, 2009 related to earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        TEXTRON INC.
                        (Registrant)

                            By:     /s/Richard L. Yates
Date:  April 28, 2009                     Richard L. Yates
                    Acting Chief Financial Officer, Senior
                                Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.                       Description

99.1                      Press release dated April 28, 2009 related to earnings.